                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):              October 9, 1998
                                                               ---------------


                         FRONTLINE COMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-24223               13-3950283
----------------------------        -----------         ------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
    of incorporation)               File Number)        Identification No.)


            One Blue Hill Plaza, Pearl River, New York     10965
--------------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (914)623-8553
                                                     -------------

                                 Not Applicable
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following financial statements and pro forma financial information omitted from the Company's Report on Form 8-K for the event dated October 9, 1998 filed with the Commission on October 13, 1998, in reliance upon instructions 7(a)(4) and 7(b)(2) of Form 8-K, are filed herewith.

         (a)      Financial Statements of the Businesses Acquired.

                  Financial Statements of WOWFactor, Inc. as of December 31,
         1997.

                  (i)    Independent Auditors Report
                  (ii) Financial statements as of December 31, 1997 and for each of the two years in the period ended December 31, 1997
                  (iii) Financial statements for the nine months ended September 30, 1998 and 1997 (unaudited)*

                  Financial Statements of Roxy Systems, Inc. d/b/a Magic Carpet as of December 31, 1997.

                  (i)    Independent Auditors Report
                  (ii)   Financial statements as of December 31, 1997 and
                  (iii) Financial statements for the nine months ended September 30, 1998 and 1997 (unaudited)*

         (b)      Pro Forma Financial Information.*

                  Unaudited Pro Forma Condensed Consolidated Financial Statements for Frontline Communications, Corp.

                  (i)    Introduction*
                  (ii) Pro forma condensed combined financial statements as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997*
                  (iii)  Notes to financial statements*

         (c)      Exhibits

         Reference is made to the Exhibits previously filed with the Securities and Exchange Commission as Exhibits to the Company's Report on Form 8-K filed with the Commission on October 13, 1998.

* To be filed by amendment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 23, 1998

                                                 FRONTLINE COMMUNICATIONS CORP.


                                                 By /s/ Samuel Gilner
                                                 ------------------------------
                                                 Name: Samuel Gilner
                                                 Title: Chief Accounting Officer

                     [STAMP PAGES 04 -- 10] E-MAIL TO COME

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                     [STAMP PAGES 21 -- 33] E-MAIL TO COME

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

                                                                 WOWFactor, Inc.

                                                            Financial Statements
                                          Years Ended December 31, 1997 and 1996

                                                                 WOWFactor, Inc.


                                                                        Contents

================================================================================

Report of independent certified public accountants                        F-3

Financial statements:
   Balance sheet                                                          F-4
   Statements of operations                                               F-5
   Statements of stockholders' deficit                                    F-6
   Statements of cash flows                                               F-7
   Summary of business and significant accounting policies                F-8
   Notes to financial statements                                          F-9

Report of Independent Certified Public Accountants



WOWFactor, Inc.
Montclair, New Jersey

We have audited the accompanying balance sheet of WOWFactor, Inc. as of December 31, 1997 and the related statements of operations, stockholders' deficit and cash flows for each of the two years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WOWFactor, Inc. as of December 31, 1997, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



BDO Seidman, LLP


New York, New York

December 18, 1998

                                                                 WOWFactor, Inc.


                                                                   Balance Sheet

================================================================================
December 31, 1997
--------------------------------------------------------------------------------
Assets
Equipment, net (Note 1)                                               $  12,170
================================================================================
Liabilities and Stockholders' Deficit
Current liabilities:
   Accounts payable                                                   $  31,668
   Accrued expenses                                                      25,301
   Notes payable (Note 2)                                                60,000
--------------------------------------------------------------------------------
        Total current liabilities                                       116,969
--------------------------------------------------------------------------------
Stockholders' deficit:
   Common stock, no par value - 100 shares
     authorized, issued and outstanding (Note 2)                        657,263
   Accumulated deficit                                                 (762,062)
--------------------------------------------------------------------------------
        Total stockholders' deficit                                    (104,799)
--------------------------------------------------------------------------------
                                                                      $  12,170
================================================================================
                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                                 WOWFactor, Inc.



                                                        Statements of Operations

================================================================================
Year ended December 31,                                       1997         1996
--------------------------------------------------------------------------------
Net sales                                                $   4,754    $      25
Cost of sales                                               47,676       34,369
--------------------------------------------------------------------------------
      Gross margin                                         (42,922)     (34,344)
--------------------------------------------------------------------------------
Operating expenses:
   Selling, general and administrative                      96,173       95,976
   Noncash compensation (Note 3)                           234,000      259,000
--------------------------------------------------------------------------------
      Total operating expenses                             330,173      354,976
--------------------------------------------------------------------------------
                                                          (373,095)    (389,320)
Other income:
   Interest income                                               -          353
--------------------------------------------------------------------------------
Net loss                                                  (373,095)    (388,967)
Accumulated deficit, beginning of year                    (388,967)           -
--------------------------------------------------------------------------------
Accumulated deficit, end of year                         $(762,062)   $(388,967)
================================================================================

                            See accompanying summary of business and significant
                          accounting policies and notes to financial statements.

                                                                 WOWFactor, Inc.


                                             Statements of Stockholders' Deficit


================================================================================
Years ended December 31, 1997 and 1996
--------------------------------------------------------------------------------
                                                Capital   Accumulated
                                                 stock      deficit      Total
--------------------------------------------------------------------------------
Balance, January 1, 1996                        $     -     $     -     $     -
Net loss                                              -    (388,967)   (388,967)
Capital contributions (Notes 2(b) and 3)        327,140           -     327,140
--------------------------------------------------------------------------------
Balance, December 31, 1996                      327,140    (388,967)    (61,827)
Net loss                                        -          (373,095)   (373,095)
Capital contributions (Notes 2(b) and 3)        330,123           -     330,123
--------------------------------------------------------------------------------
Balance, December 31, 1997                     $657,263   $(762,062)  $(104,799)
================================================================================

                            See accompanying summary of business and significant
                          accounting policies and notes to financial statements.

                                                                 WOWFactor, Inc.


                                                        Statements of Cash Flows
                                                                        (Note 3)
================================================================================

Year ended December 31,                                       1997         1996
--------------------------------------------------------------------------------
Cash flows from operating activities:
   Net loss                                              $(373,095)   $(388,967)
--------------------------------------------------------------------------------
   Adjustments to reconcile net loss to net
     cash used in operating activities:
        Depreciation                                         8,121        5,088
        Capital contributed through performance
          of services                                      234,000      259,000
        Change in assets and liabilities:
           (Increase) decrease in:
              Accounts payable                              13,462       18,206
              Accrued expenses                              (8,883)      34,184
--------------------------------------------------------------------------------
                Total adjustments                          246,700      316,478
--------------------------------------------------------------------------------
                Net cash used in operating
                  activities                              (126,395)     (72,489)
--------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchase of equipment                                         -      (25,379)
--------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from issuance of notes                          25,000       35,000
   Contributions of capital - cash                          96,123       68,140
--------------------------------------------------------------------------------
                Net cash provided by financing
                  activities                               121,123      103,140
--------------------------------------------------------------------------------
Net increase (decrease) in cash                             (5,272)       5,272
Cash, beginning of year                                      5,272            -
--------------------------------------------------------------------------------
Cash, end of year                                         $      -     $  5,272
================================================================================
Supplemental disclosure of cash flow information:
  Cash paid during the year for:
      Interest                                            $      -     $      -
      Income                                                     -            -
================================================================================

                            See accompanying summary of business and significant
                          accounting policies and notes to financial statements.

                                                                 WOWFactor, Inc.



            Summary of Business and Significant Accounting Policies


================================================================================

 Business WOWFactor, Inc. (the "Company") which was incorporated in 1995, and commenced business as an internet web-based Company providing consumer and business goods and services, focusing on women business owners.


 Use of Estimates             The preparation of the financial statements in
                              conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


 Equipment and                Equipment is stated at cost. Depreciation is
 Depreciation                 computed using the double declining balance method
                              over the estimated useful lives of the assets of five years.


 Income Taxes                 The Company is taxed as an S corporation under the
                              provisions of the Internal Revenue Code. The stockholder's report the Company's taxable income or loss in their personal income tax returns.
                              Accordingly, Federal as well as State of New
                              Jersey income taxes or benefits are not reflected in the financial statements.

                              Deferred taxes are inconsequential as a result of the Company's tax status.


 Revenue Recognition Revenues were derived from various internet related services and are recognized in the month in which services are provided.

                                                                 WOWFactor, Inc.



                                                   Notes to Financial Statements

================================================================================

1. Equipment            Equipment, as presented on the balance sheet, is as
                        follows:


                        December 31, 1997
                        --------------------------------------------------------
                        Equipment                                      $ 25,379
                        Less:  Accumulated depreciation                 (13,209)
                        --------------------------------------------------------
                                                                       $ 12,170
                        --------------------------------------------------------


2. Related Party        (a)   The Company has outstanding, at December 31, 1997,
   Transactions               noninterest bearing notes payable to a related
                              party totaling $60,000. These notes were repaid during 1998.

                        (b) In 1997 and 1996, shareholders made cash capital contributions of $96,123 and $68,140, respectively.

                        (c) The Company's operations are conducted at the home of the principal stockholder at no expense to the Company. Management has determined that the cost of such space cannot be reasonably estimated and has therefore chosen not to disclose such information.


3. Noncash              During 1997 and 1996, the Company recognized contributed
   Compensation         capital in lieu of the payments of salaries and fees to
                        certain stockholders. The amounts recognized as expense and contributed capital in the financial statements were $234,000 and $259,000 in 1997 and 1996, respectively.

                                                                 WOWFactor, Inc.



                                                   Notes to Financial Statements

================================================================================

4. Subsequent Event     On October 9, 1998, the Company entered into an
                        agreement with Frontline Communications Corporation (the
                        "Purchaser") whereby ten (10) shares of Series A
                        Convertible Preferred Stock of the Purchaser ("Series A
                        Preferred"), convertible on July 15, 1999 into common stock, par value $0.1 per share, having a market value of $1,000,000 on the conversion date, were transferred in consideration of all the authorized, issued and outstanding shares of the Company's common stock. The conversion feature, however, provides for a limitation that under no circumstances shall the Series A Preferred stock be convertible into the Purchaser's common stock aggregating more than 250,000 shares. In connection with the transactions, stock options were granted to the Company's former shareholders to be exercised on July
                        15, 1999 under the conditions that (a) if the Purchaser's common stock has a market value on July 15, 1999 of less than $3.00 per share, up to 100,000 shares may be purchased under the option or (b) if the Purchaser's common stock has a market value of less than $4.00 per share but greater than $3.00 per share, options to purchase will be limited to 50,000 shares.

                              Roxy Systems, Inc.,
                               D/B/A Magic Carpet


                                                            Financial Statements
                                                    Year Ended December 31, 1997

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                                        Contents

--------------------------------------------------------------------------------
Report of independent certified public accountants                        F-3

Financial statements:
   Balance sheet                                                          F-4
   Statement of operations                                                F-5
   Statement of stockholder's deficit                                     F-6
   Statement of cash flows                                                F-7
   Summary of business and significant accounting policies                F-8
   Notes to financial statements                                          F-9

Report of Independent Certified Public Accountants


Roxy Systems, Inc., D/B/A Magic Carpet
Middletown, New York

We have audited the accompanying balance sheet of Roxy Systems, Inc., D/B/A Magic Carpet as of December 31, 1997 and the related statements of operations, stockholder's deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Roxy Systems, Inc., D/B/A Magic Carpet at December 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



Certified Public Accountants


New York, New York

December 22, 1998

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                                   Balance Sheet
================================================================================
 December 31, 1997
--------------------------------------------------------------------------------
 Assets
 Current:
    Accounts receivable, less allowance for
      doubtful accounts of $10,000                                    $   2,686
 Property and equipment, net (Note 1)                                    21,080
 Other                                                                      774
 -------------------------------------------------------------------------------
                                                                      $  24,540
================================================================================
 Liabilities and Stockholder's Deficit
 Current liabilities:
    Accounts payable and accrued expenses                             $  46,387
    Due to stockholder (Note 2)                                          15,860
 -------------------------------------------------------------------------------
       Total current liabilities                                         62,247
--------------------------------------------------------------------------------
 Stockholder's deficit:
    Common stock, no par value - shares authorized,
      issued and outstanding 100                                         80,000
    Accumulated deficit                                                (117,707)
 -------------------------------------------------------------------------------
       Total stockholder's deficit                                      (37,707)
--------------------------------------------------------------------------------
                                                                      $  24,540
================================================================================

                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                         Statement of Operations

================================================================================
Year ended December 31, 1997
--------------------------------------------------------------------------------
Net sales                                                             $ 180,569
Cost of sales                                                           157,542
--------------------------------------------------------------------------------
      Gross profit                                                       23,027
Operating expenses:
   Selling, general and administrative                                   79,740
--------------------------------------------------------------------------------
Net loss                                                                (56,713)
Accumulated deficit, beginning of year                                  (60,994)
--------------------------------------------------------------------------------
Accumulated deficit, end of year                                      $(117,707)
================================================================================

                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                              Statement of Stockholder's Deficit

================================================================================
Year ended December 31, 1997
--------------------------------------------------------------------------------
                                                     Accumulated
                                  Capital stock        deficit         Total
--------------------------------------------------------------------------------
Balance, January 1, 1997             $80,000         $ (60,994)     $ 19,006
Net loss                                   -           (56,713)      (56,713)
--------------------------------------------------------------------------------
Balance, December 31, 1997           $80,000         $(117,707)     $(37,707)
================================================================================

                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                         Statement of Cash Flows

================================================================================
Year ended December 31, 1997
--------------------------------------------------------------------------------
Cash flows from operating activities:
   Net loss                                                            $(56,713)
--------------------------------------------------------------------------------
   Adjustments to reconcile net loss to net cash
     used in operating activities:
      Depreciation                                                        6,770
      Allowance for doubtful accounts                                    10,000
      Change in assets and liabilities:
        Increase in:
           Accounts receivable                                          (12,686)
           Other assets                                                    (774)
        Increase in accounts payable and accrued expenses                31,795
--------------------------------------------------------------------------------
              Total adjustments                                          35,105
--------------------------------------------------------------------------------
              Net cash used in operating activities                     (21,608)
Cash flows from investing activities:
   Purchase of equipment                                                 (3,850)
Cash flows from financing activities:
   Advances received from stockholder                                     20,836
--------------------------------------------------------------------------------
Net decrease in cash                                                     (4,622)
Cash, beginning of year                                                   4,622
--------------------------------------------------------------------------------
Cash, end of year                                                       $      -
================================================================================
Supplemental disclosure of cash flow information:
   Cash paid during the year for:
      Interest                                                          $      -
      Income taxes                                                             -
================================================================================

                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


            Summary of Business and Significant Accounting Policies

================================================================================

 Business Roxy Systems, Inc., D/B/A Magic Carpet (the "Company") is an internet service provider that offers "dial-up" Internet access primarily to individual subscribers. The Company provides subscribers with direct access to a wide range of Internet applications and resources, including electronic mail, world wide web sites and regional and local information and data services.


 Use of Estimates             The preparation of the financial statements in
                              conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


 Property, Equipment and      Equipment is stated at cost. Depreciation is
 Depreciation                 computed over the estimated useful lives of the
                              assets by the straight-line method for property and equipment.


 Revenue Revenue from monthly Internet service are recognized in the month in which services are provided.


 Income Taxes                 The Company is taxed as an S corporation under the
                              provisions of the Internal Revenue Code. The stockholder reports the Company's taxable income or loss in his personal income tax return.
                              Accordingly, Federal as well as New York State income taxes or benefits are not reflected in the financial statements.

                              Deferred taxes are inconsequential as a result of the Company's tax status.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                   Notes to Financial Statements
================================================================================


1. Property and               Property and equipment, as presented on the
   Equipment, Net             balance sheet, is as follows:

                              December 31, 1997
                              --------------------------------------------------
                              Equipment                                $ 31,825
                              Furniture and fixtures                      2,025
                              --------------------------------------------------
                                                                         33,850
                              Less:  Accumulated depreciation           (12,770)
                              --------------------------------------------------
                                                                       $ 21,080
                              ==================================================


2. Related Party              The stockholder of the Company has made advances
   Transactions               to the Company totaling Transactions $15,860 at
                              December 31, 1997. These advances were in the form of noninterest-bearing notes that are due on demand.

                              The Company's operations are conducted at the home of a relative of the stockholder on a month-to-month basis at a rate of $100 per month.


3. Subsequent Event           On October 9, 1998, the Company transferred all
                              assets, trademarks, service marks, patents, contracts and similar rights to Frontline
                              Communications Corp., (the "Purchaser"). Pursuant to the agreement, the Purchaser assumed up to $60,348 in past due obligations of the Company.
                              Additionally, a two year noncompete agreement was executed by the Company and all stockholders, partners, owners, officers and directors of the Company, as relating to the ownership, operations of, or employment in an Internet service provider or other web services company directly competing with purchaser. In consideration thereof, the Company received $100,000.